Exhibit 10.b.1.(xxiv)


                 A&B 1985 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                 AMENDMENT NO. 1



     The A&B 1985 Supplemental Executive Retirement Plan, as amended and restated effective July 1, 1991, is hereby amended, effective February 1, 1995, as follows:

     1. Section 1.02 is hereby amended by replacing the phrase "this plan" with the phrase "this Plan" throughout.

     2. Sections 2.01 through 2.03 are hereby renumbered as Sections 2.03 through 2.05.

     3.   A new Section 2.01 is hereby added, as follows:

          "2.01. 'Actuarial Equivalent' means a form of benefit differing in time period, or manner of payment from a specified benefit provided in the Plan, but having the same present value when determined in accordance with generally accepted actuarial practice and the rules contained in Appendix B of this Plan."

     4.   A new Section 2.02 is hereby added, as follows:

          "2.02. 'Approved Early Retirement Date' means the first day of any month after the Participant has attained age 55 and prior to his or her Normal Retirement Date on which the Participant retires with the approval of the Committee."

     5.   Section 2.04 is hereby renumbered as Section 2.07.

     6.   Section 2.05 is hereby renumbered as Section 2.09.

     7.   Section 2.06 is hereby renumbered as Section 2.11.

     8. Section 2.07 is hereby renumbered as Section 2.12, and revised by deleting the words "Health and Welfare."

     9.   A new Section 2.06 is hereby added, as follows:

          "'Benefit Commencement Age' means the greater of age 55 and the Participant's age at the date of determination."

     10.  Section 2.08 is hereby renumbered as Section 2.18.


     11.  A new Section 2.08 is hereby added, as follows:

          "2.08. 'Change in Control' of Alexander & Baldwin, Inc. shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), whether or not Alexander & Baldwin, Inc. in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any 'person' (defined, for purposes of this sec tion 2.08, as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the 'beneficial owner' (defined, for purposes of this section 2.08, as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Alexander & Baldwin, Inc. representing 35% or more of the combined voting power of its then outstanding securities; or (ii) during any period of twenty-four (24) consecutive months, at least a majority of the Board of Directors ceases to consist of individuals who have served continuously on such Board since the beginning of such period or whose election, or nomination for election by shareholders, was approved by a vote of at least two-thirds of the directors then still in office who have served continuously on such Board since the beginning of the period. A 'Change in Control' of a subsidiary of Alexander & Baldwin, Inc. shall be deemed to have occurred if any 'person' is or becomes the 'beneficial owner,' directly or indirectly, of securities of such subsidiary representing 35% or more of the combined voting power of its then outstanding securities. If a Change in Control shall take place with respect to any company, a Change in Control shall be deemed to have taken place with respect to any subsidiary of such company."

     12.  Section 2.09 is hereby renumbered as Section 2.20.

     13.  Section 2.10 is hereby deleted in its entirety.

     14.  A new Section 2.10 is hereby added, as follows:

          "2.10  'Early Retirement Factor' means the reduction defined in
     Section 4.02(e)."

     15. Section 2.11 is hereby renumbered as Section 2.24, and revised in its entirety as follows:

          "2.24. 'Retirement Income' means the amount determined in (a) below paid in accordance with the provisions of (b) or (c), whichever is applicable below:

               (a) The amount of Retirement Income shall equal the amount to which the Participant would be entitled as a single life annuity at his or her Normal Retirement Date under the A&B Retirement Plan deter mined (i) without regard to limitations imposed by the Internal Revenue Code, (ii) as if the Participant had 25 years of credited benefit service, (iii) as if 'Monthly Compensation' as defined in section 1.20 of the A&B Retirement Plan included in the year earned the deferred portion of base salary and each bonus awarded under the Company's One-Year Performance Improvement Incentive Plan and
     (iv) with respect to Participants listed in Appendix A to this Plan, as if the benefit formula in effect on December 31, 1988 under the A&B Retirement Plan for Salaried Employees had continued in effect (provided such benefit formula produces a higher benefit than the formula subsequently in effect).

               (b) In the case of a Participant who is not married at the time a lump sum payment described in Article IV is paid, Retirement Income shall be deemed payable for the life of the Participant.

               (c) In the case of a Participant who is married at the time a lump sum payment described in Article IV is paid, 100% of Retirement Income shall be deemed payable for the life of the Participant and 50% of Retirement Income shall be deemed payable to his or her Surviving Spouse for life following the death of the Participant."

     16.  Section 2.12 is hereby renumbered as Section 2.25.

     17.  A new Section 2.13 is hereby added, as follows:

          "2.13 'Immediate Change in Control Benefit' means the benefit described in subsection 4.06(a)."

     18.  A new Section 2.14 is hereby added, as follows:

          "2.14 'Involuntary Termination Benefit' means the benefit described in Section 4.03."

     19.  A new Section 2.15 is hereby added, as follows:

          "2.15  'Normal Retirement Benefit' means the benefit described in
     Section 4.01."

     20.  A new Section 2.16 is hereby added, as follows:

          "2.16 'Normal Retirement Date' means the first day of the month coincident with or next following the date the Participant attains age 65."

     21.  A new Section 2.17 is hereby added, as follows:

          "2.17  'Other Benefits' means the sum of:

          (1)  The benefit payable under the A&B Retirement Plan;

          (2) The benefit payable under the defined benefit provisions of the A&B Excess Benefits Plan; and

          (3) Any benefit which the Participant is eligible to receive or has received from the qualified defined benefit pension plan of another employer excluding benefits attributable to the Participant's own contributions."

     22.  A new Section 2.19 is hereby added, as follows:

          "2.19 'Participation Termination Benefit' means the benefit described in Section 4.04."

     23.  A new Section 2.21 is hereby added, as follows:

          "2.21  'Plan Termination Benefit' means the benefit described in
     Section 4.05."

     24.  A new Section 2.22 is hereby added, as follows:

          "2.22 'Preretirement Death Benefit' means the benefit described in Section 4.07."

     25.  A new Section 2.23 is hereby added, as follows:

          "2.23 'Prorated Retirement Income' means Retirement Income, as defined in Section 2.24 multiplied by a fraction, the numerator of which shall be 300 minus the number of months between the date of determination and the Participant's Normal Retirement Date, and the denominator of which shall be 300."

     26.  A new Section 2.26 is hereby added, as follows:

          "2.26 'Vested Change in Control Benefit' means the benefit described in subsection 4.06(b)."


     27.  A new Section 2.27 is hereby added, as follows:

          "2.27 'Years of Service' means the number of years and fractions of years which qualify as Years of Credited Vesting Service as that term is defined in the A&B Retirement Plan."

     28.  Section 4.00 is hereby revised in its entirety to read as follows:

          "4.00. Payment of Benefits. All benefits provided by Sections 4.01 to 4.07 shall be paid in the form of a lump sum payment which is the greater of the amounts determined under paragraph (1) and paragraph (2) below:

                    (1) An amount which is the Actuarial Equivalent of the benefit otherwise defined by such Sections.

                    (2) An amount which is the before-tax equivalent of the lower of two quotations obtained by the Company from insurance companies for the cost of a lifetime annuity that provides after-tax monthly benefits equivalent to those that a Participant would receive under the Plan if the Plan allowed monthly payments of the benefits hereunder.

                    A Participant shall be entitled to whichever of the benefits provided by Sections 4.01 to 4.06 provides the greatest benefit, and under no circumstances shall a Participant be entitled to benefits provided by more than one such Section."

     29.  Section 4.01 is hereby revised in its entirety to read as follows:

          "4.01.  Normal Retirement.

               (a)  Eligibility.  A Participant who retires from employment
     (i) after completing three years of participation in the Plan and
     (ii) on or after his or her Normal Retirement Date shall be entitled to a Normal Retirement Benefit as described in (b) below.

               (b) Amount of Benefit. A Participant's Normal Retirement Benefit shall equal his or her Retirement Income, reduced by the Participant's Other Benefits in accordance with rules contained in Appendix C.

               (c) Monthly Benefit Commencement Date. A Participant's Normal Retirement Benefit shall be deemed to commence as of the Participant's retirement date.

               (d) Lump Sum Payment Date. The lump sum payment of the Normal Retirement Benefit shall be paid as soon as practicable after the Participant's retirement date."

     30.  Section 4.02 is hereby revised in its entirety to read as follows:

          "4.02.  Approved Early Retirement

               (a) Eligibility. A Participant who retires from active service (i) after completing at least three years of participation in the Plan and (ii) on his or her Approved Early Retirement Date shall be entitled to an Approved Early Retirement Benefit as described in
     (b) below.

               (b) Benefit. A Participant's Approved Early Retirement Benefit shall equal his or her Prorated Retirement Income as of the Participant's Approved Early Retirement Date reduced by (i) the Early Retirement Factor applicable at the Participants age at his or her Approved Early Retirement Date and (ii) further reduced by Other Benefits as provided in Appendix C.

               (c) Monthly Benefit Commencement Date. A Participant's Approved Early Retirement Benefit shall be deemed to commence as of the Participant's Approved Early Retirement Date.

               (d) Lump Sum Payment Date. The lump sum payment of the Approved Early Retirement Benefit shall be paid as soon as practicable after the Participant's Approved Early Retirement Date.

               (e) Early Retirement Factor. The 'Early Retirement Factor' shall be a reduction of .25% for each of the first 24 months between the date of determination and the first day of the month coincident with or next following the Participant's 62nd birthday, and an additional reduction of .50% for each such month in excess of 24 months between such dates."

     31. Section 4.03 is hereby renumbered as Section 4.07, and revised in its entirety to read as follows:

          "4.07.  Preretirement Death Benefit.

               (a) Eligibility. The Surviving Spouse of a Participant or former Participant described in (A), (B), (C) or (D) below who dies prior to terminating employment or retiring on or after attaining age 55 shall be entitled to a Preretirement Death Benefit as described in
     (b) below.

                    (A)  A Participant.

                    (B) A former Participant who is entitled to a Participation Termination Benefit.

                    (C) a former Participant who is entitled to a Plan Termination Benefit.

                    (D) a former Participant who is entitled to a Vested Change in Control Benefit.

               (b) Benefit. A Surviving Spouse's Preretirement Death Benefit shall equal 50% of the benefit to which the Participant would have been entitled under whichever of Sections 4.01, 4.02, 4.03, 4.04, 4.05, or 4.06 would have applied if the Participant or former Par ticipant had terminated employment or retired on the day immediately prior to his or her death, determined without regard to (i) any requirement for Committee approval of an Approved Early Retirement Date, or (ii) any requirement for 3 years of participation. Such benefit shall be reduced by Other Benefits as provided in Appendix C.

               (c) Monthly Benefit Commencement Date. A Surviving Spouse's Preretirement Death Benefit shall be deemed to commence as of the first day of the later of (i) the month following the death of the Participant and (ii) the month following the month in which the Participant or former Participant would have attained age 55 and completed 5-years of service had he or she continued in employment until such date, and to continue for the life of the Surviving Spouse.

               (d) Lump Sum Payment Date. The lump sum payment of the Surviving Spouse's Preretirement Death Benefit shall be paid as soon as practicable after the death of the Participant."

     32. Section 4.04 is hereby renumbered as Section 4.08, and revised in its entirety to read as follows:

          "4.08. Retiree Health and Welfare Benefits. For purposes of the A&B Retiree Plan:

               (a) Normal Retirement Date. A Participant who is entitled to a Normal Retirement Benefit shall be deemed to have the greater of
     (i) his or her actual Completed Years of Service, and (ii) twenty-five
     (25) Completed Years of Service.

               (b) Early Retirement Date. A Participant or former Participant who is entitled to one of the benefits described in paragraph (1) below shall be deemed to have the rights described in paragraph (2) below.

                    (1)  The benefits described by this paragraph are:

                         (A)  an Approved Early Retirement Benefit,

                         (B) a Participation Termination Benefit if such termination occurs at of after the Participant attained age 55,

                         (C)  a Plan Termination Benefit if such
     termination occurs at or after the Participant attained age 55,

                         (D) a Vested Change in Control Benefit or a prior Immediate Change in Control Benefit if such Change in Control occurred at or after the Participant attained age 55.

                    (2) A Participant who is subject to the provisions of this paragraph shall automatically become a Participant under the A&B Retiree Plan, without regard to the age and service requirements in
     Article III of the A&B Retiree Plan. For purposes of determining such Participant's Health Care Contributions under the A&B Retiree Plan, the number of Completed Years of Service of such Participant shall be deemed to be equal to 25 years multiplied by the fraction used to determine such Participant's or former Participant's Prorated Retirement Income, provided however, that on or after such Participant's Normal Retirement Date he or she shall be deemed to have twenty-five (25) Completed Years of Service."

     33.  A new Section 4.03 is hereby added, as follows:

          "4.03.  Involuntary Termination of Employment.

               (a) Eligibility. A Participant whose employment is terminated involuntarily after completing at least three years of participation in the Plan shall be entitled to a Involuntary
     Termination Benefit.

               (b) Benefit. A Participant's Involuntary Termination Benefit shall equal his or her Prorated Retirement Income determined as of the date of the Participant's involuntary termination reduced by
     (i) the Early Retirement Factor applicable at the Participant's age determined as of monthly benefit commencement date determined under the provisions of subsection (c) below and (ii) further reduced by Other Benefits as provided in Appendix C.

               (c) Monthly Benefit Commencement Date. A Participant's Involuntary Termination Benefit shall be deemed to commence as of his or her Normal Retirement Date unless an Approved Early Retirement Date is approved by the Committee. In such latter case, it shall be deemed to commence as of the Approved Early Retirement Date.

               (d) Lump Sum Payment Date. The lump sum payment of the Involuntary Termination Benefit shall be paid as soon as practicable after the involuntary termination of the Participant's employment."

     34.  A new Section 4.04 is hereby added, as follows:

          "4.04.  Termination of Participation.

               (a) Eligibility. A Participant, with at least three years of participation, whose position ceases to qualify as an Eligible Position shall be entitled to a Participation Termination Benefit described in (b) below.

               (b) Benefit. A Participant's Participation Termination Benefit shall equal his or her Prorated Retirement Income determined as of the date his or her participation terminates reduced by (i) the Early Retirement Factor applicable at the Participant's age determined as of the monthly benefit commencement date determined under the provisions of subsection (c) below and (ii) further reduced by Other Benefits as provided in Appendix C.

               (c) Monthly Benefit Commencement Date. A Participant's Participation Termination Benefit shall be deemed to commence as of his or her Normal Retirement Date unless an Approved Early Retirement Date is approved by the Committee. In such latter case, it shall be deemed to commence as of the Approved Early Retirement Date.

               (d) Lump Sum Payment Date. The lump sum payment of the Participation Termination Benefit shall be paid as soon as practicable after the Participant subsequently terminates employment or retires."

     35.  A new Section 4.05 is hereby added, as follows:

          "4.05.  Termination of the Plan.

               (a) Eligibility. A Participant of the Plan at the time it is terminated shall be entitled to a Plan Termination Benefit.

               (b) Benefit. A Participant's Plan Termination Benefit shall equal his or her Prorated Retirement Income determined as of the date the Plan is terminated reduced by (i) the Early Retirement Factor applicable at the Participant's age determined as of the monthly benefit commencement date determined under the provisions of subsection (c) below and (ii) further reduced by Other Benefits as provided in Appendix C.

               (c) Monthly Benefit Commencement Date. A Participant's Plan Termination Benefit shall be deemed to commence as of his or her Benefit Commencement Age determined as of the date the Participant subsequently terminates employment or retires.

               (d) Lump Sum Payment Date. The lump sum payment of the Plan Termination Benefit shall be paid as soon as practicable after the Participant terminates employment or retires."

     36.  A new Section 4.06 is hereby added, as follows:

          "4.06. Change in Control. Upon the occurrence of a Change in Control, as defined in Section 2.08, the provisions of subsection (a) below shall apply unless the terms of such Change in Control provide, as a prerequisite to the consummation of the Change in Control, that the employer responsibilities under this Plan are to be assumed by the successor organization. In the latter case, the provisions of subsection (b) below shall apply:

               (a)  Immediate Change in Control Benefit.

                    (1) Eligibility. The Plan shall immediately and automatically terminate and each Participant shall be entitled to an Immediate Change in Control Benefit as described in (2) below.

                    (2) Benefit. A Participant's Immediate Change in Control Benefit shall equal his or her Prorated Retirement Income determined as of the Change in Control date, reduced by (i) the Early Retirement Factor applicable at the Participant's age determined as of the monthly benefit commencement date determined under the provisions of paragraph (3) below, and (ii) further reduced by Other Benefits as provided in Appendix C.

                    (3)  Monthly Benefit Commencement Date.  A
     Participant's Immediate Change in Control Benefit shall be deemed to commence as of his or her Benefit Commencement Age determined as of the Change in Control Date.

                    (4) Lump Sum Payment Date. The lump sum payment of the Immediate Change in Control Benefit shall be immediately due and shall be paid within thirty days of such Plan termination.

               (b)  Vested Change in Control Benefit.

                    (1) Eligibility. Each Participant as of the Change in Control date shall be entitled to a Vested Change in Control Benefit as described in (2) below.

                    (2) Benefit. A Participant's Vested Change in Control Benefit shall equal his or her Prorated Retirement Income determined as of the Change in Control date, reduced by (i) the Early Retirement Factor applicable at the Participant's age determined as of the monthly benefit commencement date determined under the provisions of paragraph (3) below, and (ii) further reduced by Other Benefits as provided in Appendix C.

                    (3)  Monthly Benefit Commencement Date.  A
     Participant's Vested Change in Control Benefit shall be deemed to commence as of his or her Benefit Commencement Age determined as of the date the Participant subsequently terminates employment or retires.

                    (4) Lump Sum Payment Date. The lump sum payment of the Vested Change in Control Benefit shall be paid as soon as practicable after the Participant terminates employment or retires."

     37. Section 6.01 is hereby amended by adding the phrase "voluntarily or" before the phrase "for Cause" in the first sentence.

     38.  Section 6.02 is hereby deleted in its entirety.

     39.  A new Appendix B is hereby added, as follows:

                                   "APPENDIX B

                     RULES FOR DETERMINING ACTUARIAL EQUIVALENT


     When the terms of this Plan require the determination of a lump sum payment which is the Actuarial Equivalent of any other benefit provided by this Plan, the following rules shall apply to the calculation of such lump sum payment:

     1. The mortality table used shall be the mortality table then in use by the A&B Retirement Plan for the purpose of determining lump sum payments to participants of such plan who are entitled to such payments.

     2. The discount rate shall be the after-tax equivalent of the discount rate then in use by the A&B Retirement Plan for the purpose of determining lump sum payments to participants of such plan who are entitled to such payments. The after-tax equivalent rate shall be determined by multiplying discount rate in use by the A&B Retirement Plan by the excess of 100% over the tax effected marginal tax rate declared by the Committee.

     3. The Committee shall declare the tax effected marginal tax rate at the beginning of each calendar year.

     4. The tax effected marginal tax rate shall apply to lump sum payments made at any time during such calendar year and may not be changed during the year.

     5. The value of the benefit to a Surviving Spouse which is included in a Participant's Retirement Income shall be included in the calculation of the lump sum payment to which the Participant is entitled. Unless stated otherwise, the benefit to the Surviving Spouse shall be deemed to apply only if the death of the Participant occurs on or after the date the Retirement Income is deemed to commence under the terms of the provision giving rise to the Participant's right to a lump sum payment.

     6. If the terms of the Plan provide for a benefit such that if it were paid as a monthly benefit it could have commenced at more that one future date, then for purposes of calculating the lump sum that is the Actuarial Equivalent of such benefit, it shall be deemed that the benefit would have commenced at the earliest possible date.

     7. The early retirement reduction factors, if any, used to calculate the lump sum which is the Actuarial Equivalent of the benefit provided by the provisions of Section 4.06 as a result of a Change of Control, shall be the factors applicable to Participants of the A&B Retirement Plan who terminate employment after attaining eligibility for early retirement regardless of the Participant's age as of the Change of Control date."

     40.  A new Appendix C is hereby added, as follows:

                                   "APPENDIX C

                        RULES FOR THE OFFSET OF BENEFITS
                             DESCRIBED IN ARTICLE IV


     1. Any increase in Other Benefits which occur after termination of employment or retirement shall not be taken into account.

     2. In the case of a Participant who is not married at the time benefits are deemed to commence under this Plan, Other Benefits shall be determined as though such payments were made in the form of a straight life annuity.

     3. In the case of a Participant who is married at the time a lump sum benefit is payable under this Plan, Other Benefits shall be determined as though such payments were made in the form of joint and 50% survivor form of payment with his or her spouse designated as the contingent annuitant.

     4. It shall be assumed that Other Benefit payments (whether or not in payment status) commence under such other plans of the same date benefits commence under this Plan. In all cases, the provisions of the A&B Retirement Plan shall be used to determine the adjustment made to the Other Benefits for commencement prior to a Participant' Normal Retirement Date or to determine the equivalent joint and 50% survivor amount."

     41. Except as modified by this Amendment, all terms and provisions of the A&B 1985 Supplemental Executive Retirement Plan shall continue in full force and effect.

     IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused its authorized officers to affix the corporate name and seal hereto this 23rd day of February, 1995.


                              ALEXANDER & BALDWIN, INC.

                              By /s/ Miles B. King
                                 Its Vice President

                              By /s/ Alyson J. Nakamura
                                 Its Assistant Secretary

        A&B 1985 SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
        AMENDED AND RESTATED EFFECTIVE FEBRUARY 1, 1995


                           ARTICLE I

                   ESTABLISHMENT AND PURPOSE

          1.01. ESTABLISHMENT OF PLAN. Alexander & Baldwin, Inc. hereby establishes, effective January 1, 1986, the A&B 1985 Supplemental Executive Retirement Plan (the "Plan").

          1.02. PURPOSE OF PLAN. It is the purpose of this Plan to enhance the Company's ability to hire and retain executives by providing a means for the Company to provide executives selected as participants with retirement benefits and health and welfare benefits equal to the benefits which they would receive under the Alexander & Baldwin, Inc. Retirement Plan for Salaried Employees and the Alexander & Baldwin, Inc. Retiree Health and Welfare Benefit Plan, if certain changes had been made to those plans. This Plan is intended to be a nonqualified supplemental retirement plan for a select group of highly compensated management executives and is exempt from the participation, vesting, funding and fiduciary requirements of Title I of the Employee Retirement Income Security Act of 1974.


                           ARTICLE II

                          DEFINITIONS

          2.01. "Actuarial Equivalent" means a form of benefit differing in time period, or manner of payment from a specified benefit provided in the Plan, but having the same present value when determined in accordance with generally accepted actuarial practice and the rules contained in Appendix B of this Plan.

          2.02. "Approved Early Retirement Date" means the first day of any month after the Participant has attained age 55 and prior to his or her Normal Retirement Date on which the Participant retires with the approval of the Committee.

          2.03. "A&B" and "Company" mean Alexander & Baldwin, Inc. and its affiliates and their successors.

          2.04. "A&B Retiree Plan" means the Alexander & Baldwin, Inc. Retiree Health and Welfare Benefit Plan, as amended from time to time.

          2.05. "A&B Retirement Plan" means the A&B Retirement Plan for Salaried Employees, as amended from time to time.

          2.06. "Benefit Commencement Age" means the greater of age 55 and the Participant's age at the date of determination.

          2.07.     "Board" means the Board of Directors of Alexander & Baldwin,
Inc.

          2.08. "Change in Control" of Alexander & Baldwin, Inc. shall mean a change in control of a nature that would be required to be reported in re sponse to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not Alexander & Baldwin, Inc. in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any "person" (defined, for purposes of this Section 2.08, as such term is used in Sections 13(d) and 14(d) of the Exchange
Act) is or becomes the "beneficial owner" (defined, for purposes of this
Section 2.08, as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Alexander & Baldwin, Inc. representing 35% or more of the combined voting power of its then outstanding securities; or (ii) during any period of twenty-four (24) consecutive months, at least a majority of the Board of Directors ceases to consist of individuals who have served continuously on such Board since the beginning of such period or whose election, or nomi nation for election by shareholders, was approved by a vote of at least two-thirds of the directors then still in office who have served continuously on such Board since the beginning of the period. A "Change in Control" of a subsidiary of Alexander & Baldwin, Inc. shall be deemed to have occurred if any "person" is or becomes the "beneficial owner," directly or indirectly, of securities of such subsidiary representing 35% or more of the combined voting power of its then outstanding securities. If a Change in Control shall take place with respect to any company, a Change in Control shall be deemed to have taken place with respect to any subsidiary of such company.

          2.09. "Committee" means the Compensation and Stock Option Committee of the Board.

          2.10.     "Early Retirement Factor" means the reduction defined in
Section 4.02(e).

          2.11. "Eligible Position" means an executive position assigned at least 1,600 points under the Company's job evaluation program. Exceptions to the eligibility requirements of this section may be made by the Chief Executive Officer of Alexander & Baldwin, Inc., with the approval of the Committee.

          2.12. "Health Care Contributions" means the contributions paid by the Company, under Article IV of the A&B Retiree Plan, towards the cost of premiums for health care insurance coverage.

          2.13. "Immediate Change in Control Benefit" means the benefit described in subsection 4.06(a).

          2.14. "Involuntary Termination Benefit" means the benefit described in Section 4.03.

          2.15.     "Normal Retirement Benefit" means the benefit described in
Section 4.01.

          2.16. "Normal Retirement Date" means the first day of the month coincident with or next following the date the Participant attains age 65.

          2.17.     "Other Benefits" means the sum of:

                    (1)  The benefit payable under the A&B Retirement Plan;

                    (2) The benefit payable under the defined benefit provisions of the A&B Excess Benefits Plan; and

                    (3) Any benefit which the Participant is eligible to receive or has received from the qualified defined benefit pension plan of another employer excluding benefits attributable to the Participant's own contributions.

          2.18. "Participant" means an executive in an Eligible Position selected by the Committee pursuant to Section 3.01.

          2.19. "Participation Termination Benefit" means the benefit described in Section 4.04.

          2.20. "Plan" means the plan set forth in this document, as amended from time to time.

          2.21.     "Plan Termination Benefit" means the benefit described in
Section 4.05.

          2.22.     "Preretirement Death Benefit" means the benefit described in
Section 4.07.

          2.23. "Prorated Retirement Income" means Retirement Income, as defined in Section 2.24 multiplied by a fraction, the numerator of which shall be 300 minus the number of months between the date of determination and the Participant's Normal Retirement Date, and the denominator of which shall be 300.

          2.24. "Retirement Income" means the amount determined in (a) below paid in accordance with the provisions of (b) or (c), whichever is applicable below:

               (a) The amount of Retirement Income shall equal the amount to which the Participant would be entitled as a single life annuity at his or her Normal Retirement Date under the A&B Retirement Plan determined (i) without regard to limitations imposed by the Internal Revenue Code, (ii) as if the Parti cipant had 25 years of credited benefit service, (iii) as if "Monthly Compensation" as defined in Section 1.20 of the A&B Retirement Plan included in the year earned the deferred portion of base salary and each bonus awarded under the Company's One-Year Performance Improvement Incentive Plan and (iv) with respect to Participants listed in Appendix A to this Plan, as if the benefit formula in effect on December 31, 1988 under the A&B Retirement Plan for Salaried Employees had continued in effect (provided such benefit formula produces a higher benefit than the formula subsequently in effect).

               (b) In the case of a Participant who is not married at the time a lump sum payment described in Article IV is paid, Retirement Income shall be deemed payable for the life of the Participant.

               (c) In the case of a Participant who is married at the time a lump sum payment described in Article IV is paid, 100% of Retirement Income shall be deemed payable for the life of the Participant and 50% of Retirement Income shall be deemed payable to his or her Surviving Spouse for life following the death of the Participant.

          2.25. "Surviving Spouse" means the spouse of a Participant who survives the Participant and to whom the Participant was married on the Par ticipant's retirement date or (if earlier) date of death.

          2.26. "Vested Change in Control Benefit" means the benefit described in subsection 4.06(b).

          2.27. "Years of Service" means the number of years and fractions of years which qualify as Years of Credited Vesting Service as that term is defined in the A&B Retirement Plan.


                          ARTICLE III

                 ELIGIBILITY AND PARTICIPATION

          3.01. PARTICIPATION. A Participant is an executive who holds an Eligible Position or who is being hired or promoted into an Eligible Position and who is selected by the Committee to be a Participant. An executive selected by the Committee shall become a Participant as of the date specified by the Com mittee and shall remain a Participant until the date upon which the Participant's employment in an Eligible Position terminates for any reason.


                           ARTICLE IV

                            BENEFITS

          4.00. PAYMENT OF BENEFITS. All benefits provided by Sections 4.01 to 4.07 shall be paid in the form of a lump sum payment which is the greater of the amounts determined under paragraph (1) and paragraph (2) below:

                    (1) An amount which is the Actuarial Equivalent of the benefit otherwise defined by such Sections.

                    (2) An amount which is the before-tax equivalent of the lower of two quotations obtained by the Company from insurance companies for the cost of a lifetime annuity that provides after-tax monthly benefits equivalent to those that a Participant would receive under the Plan if the Plan allowed monthly payments of the benefits hereunder.

                    A Participant shall be entitled to whichever of the benefits provided by Sections 4.01 to 4.06 provides the greatest benefit, and under no circumstances shall a Participant be entitled to benefits provided by more than one such Section.

          4.01.     NORMAL RETIREMENT.

               (a)  ELIGIBILITY.  A Participant who retires from employment
(i) after completing three years of participation in the Plan and (ii) on or after his or her Normal Retirement Date shall be entitled to a Normal Retirement Benefit as described in (b) below.

               (b) AMOUNT OF BENEFIT. A Participant's Normal Retirement Benefit shall equal his or her Retirement Income, reduced by the Participant's Other Benefits in accordance with rules contained in Appendix C.

               (c) MONTHLY BENEFIT COMMENCEMENT DATE. A Participant's Normal Retirement Benefit shall be deemed to commence as of the Participant's retirement date.

               (d) LUMP SUM PAYMENT DATE. The lump sum payment of the Normal Retirement Benefit shall be paid as soon as practicable after the Participant's retirement date.

          4.02.     APPROVED EARLY RETIREMENT

               (a)  ELIGIBILITY.  A Participant who retires from active service
(i) after completing at least three years of participation in the Plan and
(ii) on his or her Approved Early Retirement Date shall be entitled to an Approved Early Retirement Benefit as described in (b) below.

               (b) BENEFIT. A Participant's Approved Early Retirement Benefit shall equal his or her Prorated Retirement Income as of the Participant's Approved Early Retirement Date reduced by (i) the Early Retirement Factor applicable at the Participant's age at his or her Approved Early Retirement Date and (ii) further reduced by Other Benefits as provided in Appendix C.

               (c) MONTHLY BENEFIT COMMENCEMENT DATE. A Participant's Approved Early Retirement Benefit shall be deemed to commence as of the Participant's Approved Early Retirement Date.

               (d)  LUMP SUM PAYMENT DATE.  The lump sum payment of the
Approved Early Retirement Benefit shall be paid as soon as practicable after the Participant's Approved Early Retirement Date.

               (e) EARLY RETIREMENT FACTOR. The "Early Retirement Factor" shall be a reduction of .25% for each of the first 24 months between the date of determination and the first day of the month coincident with or next following the Participant's 62nd birthday, and an additional reduction of .50% for each such month in excess of 24 months between such dates.

          4.03.     INVOLUNTARY TERMINATION OF EMPLOYMENT.

               (a) ELIGIBILITY. A Participant whose employment is terminated involuntarily after completing at least three years of participation in the Plan shall be entitled to a Involuntary Termination Benefit.

               (b) BENEFIT. A Participant's Involuntary Termination Benefit shall equal his or her Prorated Retirement Income determined as of the date of the Participant's involuntary termination reduced by (i) the Early Retirement Factor applicable at the Participant's age determined as of monthly benefit commencement date determined under the provisions of subsection (c) below and
(ii) further reduced by Other Benefits as provided in Appendix C.

               (c) MONTHLY BENEFIT COMMENCEMENT DATE. A Participant's Involuntary Termination Benefit shall be deemed to commence as of his or her Normal Retirement Date unless an Approved Early Retirement Date is approved by the Committee. In such latter case, it shall be deemed to commence as of the Approved Early Retirement Date.

               (d) LUMP SUM PAYMENT DATE. The lump sum payment of the Involun-tary Termination Benefit shall be paid as soon as practicable after the involun-tary termination of the Participant's employment.


          4.04.     TERMINATION OF PARTICIPATION.

               (a) ELIGIBILITY. A Participant, with at least three years of participation, whose position ceases to qualify as an Eligible Position shall be entitled to a Participation Termination Benefit described in (b) below.

               (b) BENEFIT. A Participant's Participation Termination Benefit shall equal his or her Prorated Retirement Income determined as of the date his or her participation terminates reduced by (i) the Early Retirement Factor applicable at the Participant's age determined as of the monthly benefit commencement date determined under the provisions of subsection (c) below and
(ii) further reduced by Other Benefits as provided in Appendix C.

               (c) MONTHLY BENEFIT COMMENCEMENT DATE. A Participant's Participation Termination Benefit shall be deemed to commence as of his or her Normal Retirement Date unless an Approved Early Retirement Date is approved by the Committee. In such latter case, it shall be deemed to commence as of the Approved Early Retirement Date.

               (d) LUMP SUM PAYMENT DATE. The lump sum payment of the Partici-pation Termination Benefit shall be paid as soon as practicable after the Parti-cipant subsequently terminates employment or retires.

          4.05.     TERMINATION OF THE PLAN.

               (a) ELIGIBILITY. A Participant of the Plan at the time it is terminated shall be entitled to a Plan Termination Benefit.

               (b) BENEFIT. A Participant's Plan Termination Benefit shall equal his or her Prorated Retirement Income determined as of the date the Plan is terminated reduced by (i) the Early Retirement Factor applicable at the Participant's age determined as of the monthly benefit commencement date determined under the provisions of subsection (c) below and (ii) further reduced by Other Benefits as provided in Appendix C.

               (c) MONTHLY BENEFIT COMMENCEMENT DATE. A Participant's Plan Termination Benefit shall be deemed to commence as of his or her Benefit Commencement Age determined as of the date the Participant subsequently terminates employment or retires.

               (d) LUMP SUM PAYMENT DATE. The lump sum payment of the Plan Termination Benefit shall be paid as soon as practicable after the Participant terminates employment or retires.

          4.06. CHANGE IN CONTROL. Upon the occurrence of a Change in Control, as defined in Section 2.08, the provisions of subsection (a) below shall apply unless the terms of such Change in Control provide, as a prerequisite to the consummation of the Change in Con trol, that the employer responsibilities under this Plan are to be assumed by the successor organization. In the latter case, the provisions of subsection (b) below shall apply:

               (a)  IMMEDIATE CHANGE IN CONTROL BENEFIT.

                    (1) ELIGIBILITY. The Plan shall immediately and automatically terminate and each Participant shall be entitled to an Immediate Change in Control Benefit as described in (2) below.

                    (2) BENEFIT. A Participant's Immediate Change in Control Benefit shall equal his or her Prorated Retirement Income determined as of the Change in Control date, reduced by (i) the Early Retirement Factor applicable at the Participant's age determined as of the monthly benefit commencement date determined under the provisions of paragraph (3) below, and (ii) further reduced by Other Benefits as provided in Appendix C.

                    (3) MONTHLY BENEFIT COMMENCEMENT DATE. A Participant's Immediate Change in Control Benefit shall be deemed to commence as of his or her Benefit Commencement Age determined as of the Change in Control Date.

                    (4) LUMP SUM PAYMENT DATE. The lump sum payment of the Immediate Change in Control Benefit shall be immediately due and shall be paid within thirty days of such Plan termination.

               (b)  VESTED CHANGE IN CONTROL BENEFIT.

                    (1) ELIGIBILITY. Each Participant as of the Change in Control date shall be entitled to a Vested Change in Control Benefit as described in (2) below.

                    (2) BENEFIT. A Participant's Vested Change in Control Benefit shall equal his or her Prorated Retirement Income determined as of the Change in Control date, reduced by (i) the Early Retirement Factor applicable at the Participant's age determined as of the monthly benefit commencement date determined under the provisions of paragraph (3) below, and (ii) further reduced by Other Benefits as provided in Appendix C.

                    (3) MONTHLY BENEFIT COMMENCEMENT DATE. A Participant's Vested Change in Control Benefit shall be deemed to commence as of his or her Benefit Commencement Age determined as of the date the Participant subsequently terminates employment or retires.

                    (4) LUMP SUM PAYMENT DATE. The lump sum payment of the Vested Change in Control Benefit shall be paid as soon as practicable after the Participant terminates employment or retires.


          4.07.     PRERETIREMENT DEATH BENEFIT.

               (a) ELIGIBILITY. The Surviving Spouse of a Participant or former Participant described in (A), (B), (C) or (D) below who dies prior to terminating employment or retiring on or after attaining age 55 shall be entitled to a Preretirement Death Benefit as described in (b) below.

                    (A)  A Participant.

                    (B) A former Participant who is entitled to a Participation Termination Benefit.

                    (C) a former Participant who is entitled to a Plan Termination Benefit.

                    (D) a former Participant who is entitled to a Vested Change in Control Benefit.

               (b) BENEFIT. A Surviving Spouse's Preretirement Death Benefit shall equal 50% of the benefit to which the Participant would have been entitled under whichever of Sections 4.01, 4.02, 4.03, 4.04, 4.05, or 4.06 would have applied if the Participant or former Participant had terminated employment or retired on the day immediately prior to his or her death, determined without regard to (i) any requirement for Committee approval of an Approved Early Retirement Date, or (ii) any requirement for 3 years of participation. Such benefit shall be reduced by Other Benefits as provided in Appendix C.

               (c) MONTHLY BENEFIT COMMENCEMENT DATE. A Surviving Spouse's Preretirement Death Benefit shall be deemed to commence as of the first day of the later of (i) the month following the death of the Participant and (ii) the month following the month in which the Participant or former Participant would have attained age 55 and completed 5 years of service had he or she continued in employment until such date, and to continue for the life of the Surviving Spouse.

               (d) LUMP SUM PAYMENT DATE. The lump sum payment of the Survi-ving Spouse's Preretirement Death Benefit shall be paid as soon as practicable after the death of the Participant.

          4.08. RETIREE HEALTH AND WELFARE BENEFITS. For purposes of the A&B Retiree Plan:

               (a) NORMAL RETIREMENT DATE. A Participant who is entitled to a Normal Retirement Benefit shall be deemed to have the greater of (i) his or her actual Completed Years of Service, and (ii) twenty-five (25) Completed Years of Service.

               (b) EARLY RETIREMENT DATE. A Participant or former Participant who is entitled to one of the benefits described in paragraph (1) below shall be deemed to have the rights described in paragraph (2) below.

                    (1)  The benefits described by this paragraph are:

                         (A)  an Approved Early Retirement Benefit,

                         (B)  a Participation Termination Benefit if such
termination occurs at of after the Participant attained age 55,

                         (C)  a Plan Termination Benefit if such termination
occurs at or after the Participant attained age 55,

                         (D)  a Vested Change in Control Benefit or a prior
Immediate Change in Control Benefit if such Change in Control occurred at or after the Participant attained age 55.

                    (2) A Participant who is subject to the provisions of this paragraph shall automatically become a Participant under the A&B Retiree Plan, without regard to the age and service requirements in Article III of the A&B Retiree Plan. For purposes of determining such Participant's Health Care Contributions under the A&B Retiree Plan, the number of Completed Years of Service of such Participant shall be deemed to be equal to 25 years multiplied by the fraction used to determine such Participant's or former Participant's Prorated Retirement Income, provided however, that on or after such Participant's Normal Retirement Date he or she shall be deemed to have twenty-five (25) Completed Years of Service.


                           ARTICLE V

                       SOURCE OF PAYMENTS

          5.01. SOURCE OF PAYMENTS. All benefits payable under this Plan shall be paid in cash from the general funds of the Company, and no trust account, escrow, fiduciary relationship or other security arrangement shall be established to assure payment, other than, at the option of the Company, an escrow account the amounts in which remain subject to the claims of the Company's general creditors in the event of insolvency or bankruptcy. No Participant or Participant's Surviving Spouse shall have any right, title or interest whatsoever in any investments which the Company may make to aid the Company in meeting its obligations hereunder. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and any Participant, any Surviving Spouse, or any other person. To the extent that any person acquires a right to receive benefits from the Company under this Plan, such right shall be no greater than, nor different from the right of an unsecured general creditor of the Company.


                           ARTICLE VI

                         FORFEITABILITY

          6.01. FORFEITABILITY OF BENEFITS. Notwithstanding any other pro vision of this Plan, no payment of unpaid benefits shall be made, and all rights under the Plan of the Participant, Surviving Spouse, the Participant's executors or administrators, or any other person, to receive benefits under this Plan shall be forfeited if the Participant's employment with the Company is terminated voluntarily or for Cause. For the purpose of this Plan, termination for Cause shall mean termination upon (a) the willful and continued failure by a Participant to substantially perform his or her duties with the Company (other than any such failure resulting from a Participant's incapacity due to physical or mental illness) or (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company, monetarily or otherwise. For purposes of this paragraph, no act, or failure to act, shall be considered "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.


                          ARTICLE VII

                   AMENDMENT AND TERMINATION

          7.01. AMENDMENT AND TERMINATION. The Committee reserves the right to amend, modify, partially terminate, or completely terminate the Plan. However, no amendment, modification or termination shall reduce retroactively the benefits of any Participant or any Surviving Spouse under the Plan.


                          ARTICLE VIII

                    MISCELLANEOUS PROVISIONS

          8.01. BENEFITS NOT ASSIGNABLE. No Participant or Surviving Spouse, or any other person having or claiming to have any interest of any kind or character in or under this Plan or in any payment therefrom shall have the right to sell, assign, transfer, convey, hypothecate, anticipate, pledge or otherwise dispose of such interest; and to the extent permitted by law, such interest shall not be subject to any liabilities or obligations of the Partici pant or to any bankruptcy proceedings, creditor claims, attachment, garnishments, execution, levy or other legal process against such Participant or his or her property.

          8.02. CONTROLLING LAW. This Plan shall be construed, administered, and governed in all respects in accordance with the laws of the State of Hawaii.

          8.03. NOT AN EMPLOYMENT CONTRACT. The adoption and maintenance of this Plan shall not be deemed to confer on any Participant any right to continue in the employ of A&B, and shall not be deemed to interfere with the right of A&B to discharge any person with or without cause or treat any person without regard to the effect that such treatment might have on the person as a Participant.

          8.04. SEVERABILITY. If any provision of this Plan is held invalid or unenforceable by a court of competent jurisdiction, all remaining provisions shall continue to be fully effective.

          8.05. BINDING AGREEMENT. This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns, and the Participants and their heirs, executors, administrators and legal representatives.

          8.06. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, under the authority of the Board. Subject to the express pro visions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind regulations relating to its administration, and to make all other determinations that are necessary in the course of its administration. All decisions made by the Committee with respect to the administration of the Plan shall be final and binding on all persons having an interest in the Plan. The Committee may from time to time delegate any right, power or duty concerning the operation or administration of the Plan to one or more committees, individuals or entities.

          8.07. ADOPTION BY SUBSIDIARIES. Any subsidiary of Alexander & Baldwin, Inc. that has adopted the A&B Retirement Plan may adopt this Plan for the benefit of its employees when one of its employees has been selected as a Participant by the Committee. Such adoption shall be authorized by a resolution of the Board of Directors of such subsidiary. In the event of such adoption of the Plan by a subsidiary of Alexander & Baldwin, Inc. the Committee shall serve as agent of the subsidiary in administering the Plan. All power to amend, modify, or terminate the Plan shall continue as the unfettered prerogative of the Committee.


IN WITNESS WHEREOF, Alexander & Baldwin, Inc. has caused this Restatement to be executed on its behalf by its duly authorized officers this 23rd day of February, 1995.

                              ALEXANDER & BALDWIN, INC.

                              By /s/ Miles B. King
                                    Its Vice President

                              By /s/ Alyson J. Nakamura
                                    Its Assistant Secretary

                           APPENDIX A

                  PARTICIPANTS REFERRED TO IN
                         SECTION 2.24


                       l. R. F. Cameron
                       2. R. J. Donohue
                       3. F. L. Fleischmann
                       4. G. Y. Nakamatsu
                       5. R. H. Rothman

                           APPENDIX B

            RULES FOR DETERMINING ACTUARIAL EQUIVALENT


When the terms of this Plan require the determination of a lump sum payment which is the Actuarial Equivalent of any other benefit provided by this Plan, the following rules shall apply to the calculation of such lump sum payment:

1. The mortality table used shall be the mortality table then in use by the A&B Retirement Plan for the purpose of determining lump sum payments to participants of such plan who are entitled to such payments.

2. The discount rate shall be the after-tax equivalent of the discount rate then in use by the A&B Retirement Plan for the purpose of determining lump sum payments to participants of such plan who are entitled to such payments. The after-tax equivalent rate shall be determined by multiplying discount rate in use by the A&B Retirement Plan by the excess of 100% over the tax effected marginal tax rate declared by the Committee.

3. The Committee shall declare the tax effected marginal tax rate at the beginning of each calendar year.

4. The tax effected marginal tax rate shall apply to lump sum payments made at any time during such calendar year and may not be changed during the year.

5. The value of the benefit to a Surviving Spouse which is included in a Participant's Retirement Income shall be included in the calculation of the lump sum payment to which the Participant is entitled. Unless stated otherwise, the benefit to the Surviving Spouse shall be deemed to apply only if the death of the Participant occurs on or after the date the Retirement Income is deemed to commence under the terms of the provision giving rise to the Participant's right to a lump sum payment.

6. If the terms of the Plan provide for a benefit such that if it were paid as a monthly benefit it could have commenced at more that one future date, then for purposes of calculating the lump sum that is the Actuarial Equivalent of such benefit, it shall be deemed that the benefit would have commenced at the earliest possible date.

7. The early retirement reduction factors, if any, used to calculate the lump sum which is the Actuarial Equivalent of the benefit provided by the provisions of Section 4.06 as a result of a Change of Control, shall be the factors applicable to Participants of the A&B Retirement Plan who terminate employment after attaining eligibility for early retirement regardless of the Participant's age as of the Change of Control date.

                           APPENDIX C

    RULES FOR THE OFFSET OF BENEFITS DESCRIBED IN ARTICLE IV


1. Any increase in Other Benefits which occur after termination of employment or retirement shall not be taken into account.

2. In the case of a Participant who is not married at the time benefits are deemed to commence under this Plan, Other Benefits shall be determined as though such payments were made in the form of a straight life annuity.

3. In the case of a Participant who is married at the time a lump sum benefit is payable under this Plan, Other Benefits shall be determined as though such payments were made in the form of joint and 50% survivor form of payment with his or her spouse designated as the contingent annuitant.

4. It shall be assumed that Other Benefit payments (whether or not in payment status) commence under such other plans of the same date benefits commence under this Plan. In all cases, the provisions of the A&B Retirement Plan shall be used to determine the adjustment made to the Other Benefits for commencement prior to a Participant' Normal Retirement Date or to determine the equivalent joint and 50% survivor amount.